Exhibit 10.31

SEcond AMENDMENT TO

NINETEENTH Amended and Restated MASTER LEASE AGREEMENT

THIS SECOND AMENDMENT TO NINETEENTH Amended and Restated MASTER LEASE AGREEMENT  ("Amendment") is executed this 10th day of March, 2016 and effective as of December 31, 2015 (the "Amendment Effective Date") among FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware ("Landlord"), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A.  Landlord and Tenant have previously entered into (a) that certain Nineteenth Amended and Restated Master Lease Agreement dated as of December 1, 2015 and (b) that certain First Amendment to Nineteenth Amended and Restated Master Lease Agreement dated as of February 2, 2016 (as amended, the "Lease").  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

B.  Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions.  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2.         Amendments.

(a)         The second to last sentence of Section 14.1 is hereby amended and restated in its entirety as follows:

"Company shall not create, incur, assume, or permit to exist any indebtedness that would result in a violation of the obligation to maintain [a] a minimum Net Worth (if applicable) pursuant to Exhibit U hereof or [ii] a maximum Leverage Ratio pursuant to Exhibit U hereof."

(b)        The second to last sentence of Section 18.5 is hereby amended to remove "and Section 15.15."

(c)        Exhibit F of the Lease is hereby replaced in its entirety with Exhibit F attached hereto and made a part hereof.

(d)        Exhibit T of the Lease is hereby replaced in its entirety with Exhibit T attached hereto and made a part hereof.

(e)        Exhibit U of the Lease is hereby replaced in its entirety with Exhibit U attached hereto and made a part hereof.

3.         Affirmation.  Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

4.         Binding Effect.  This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

5.         Further Modification.  The Lease may be further modified only by writing signed by Landlord and Tenant.

6.         Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

7.         Consent of Guarantor.  Each Guarantor shall execute the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

FC-GEN REAL ESTATE, LLC

Signature:	/s/ Jacklyn R. Starr	By:	Genesis Healthcare Holding Company I, Inc.,
Print Name: Jacklyn R. Starr			its sole member

Signature:	/s/ Gabrielle Margraf	By:	/s/ Erin Ibele
Print Name: Gabrielle Margraf			Erin C. Ibele, Executive Vice President, Head of Human Capital and Corporate Secretary

WELLTOWER INC.

Signature:	/s/ Jacklyn R. Starr	By:	/s/ Erin Ibele
Print Name: Jacklyn R. Starr			Erin C. Ibele, Executive Vice President, Head of Human Capital and Corporate Secretary

Signature:	/s/ Gabrielle Margraf
Print Name: Gabrielle Margraf

GENESIS OPERATIONS LLC

Signature:	/s/ Rosa Donato	By:	/s/ Michael Sherman
Print Name: Rosa Donato			Michael S. Sherman,
Secretary
Signature:	/s/ Nicole Garrett
Print Name: Nicole Garrett		Tax I.D. No.: 26-0787826

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FC-GEN OPERATIONS INVESTMENT, LLC

Signature:	/s/ Rosa Donato	By:	/s/ Michael Sherman
Print Name: Rosa Donato			Michael S. Sherman,
Secretary
Signature:	/s/ Nicole Garrett
Print Name: Nicole Garrett		Tax I.D. No.: 27-3237005

EACH SUBTENANT LISTED ON EXHIBIT A HERETO

Signature:	/s/ Rosa Donato	By:	/s/ Michael Sherman
Print Name: Rosa Donato			Michael S. Sherman,
Secretary
Signature:	/s/ Nicole Garrett
Print Name: Nicole Garrett

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